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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Grainger WW Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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W.W. GRAINGER, INC.
100 Grainger Parkway, Lake Forest, Illinois 60045-5201
(847) 535-1000

        March 18, 2005

Dear Grainger Shareholder:

        The W.W. Grainger, Inc. 2005 annual meeting of shareholders will be held at our headquarters located at 100 Grainger Parkway, Lake Forest, Illinois (see map overleaf), on Wednesday, April 27, 2005, at 10 a.m. (CDT).

        We will report at the meeting on our operations and other matters of current interest. The Board of Directors and management cordially invite you to attend.

        The formal notice of the annual meeting and the proxy statement follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

                      Sincerely,

                      /s/  R. L. KEYSER
                      Richard L. Keyser
                      Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Peterson Rd.
137
Buckley Rd.
Milwaukee, Wis.
176
176
21
St. Mary's Rd.
Bradley Rd.
Fairfield Rd.
60/83
Town Line Rd.
60
GRAINGER
Riverwoods Rd.
I-94
Gilmer Rd.
45
Everett Rd.
Old McHenry Rd.
21
I-94
43
Skokie Hwy.
22
83
Half Day Rd.
22
Marriott Courtyard
Marriott Lincolnshire
Hawthorne Suite
12
Deerfield Rd.
83
Sanders Rd.
Lake Cook Rd.
Elmhurst Rd.
Milwaukee Ave.
I-94
41
Rand Rd.
Palatine Rd.
Palwaukee Airport
Palatine/Willow Rd.
53
Northwest Tollway
I-294
Waukegan Rd.
12
83
River/Mannheim Rd.
90
21
43
53
83
Chicago-O'Hare Int'l. Airport
12/45
72
14
I-190

Bradley Rd.
100 Grainger Parkway
Town Line Rd.
60
St. Mary's Rd.
94
Waukegan Rd.
Lake Forest
21
Everett Rd.
Vernon Hills
43
Milwaukee Ave.
Riverwoods Rd.

W.W. GRAINGER, INC.
2005 Annual Meeting of Shareholders
Wednesday, April 27, 2005 - 10 A.M. (CDT)

The Grainger Lake Forest Headquarters is located on the South side of Rt. 60 (Town Line Road) 1/4 mile West of Bradley/Riverwoods Road or 1/2 mile East of St. Mary's Road.

W.W. GRAINGER, INC.
100 Grainger Parkway, Lake Forest, Illinois 60045-5201
(847) 535-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2005

        The annual meeting of shareholders of W.W. Grainger, Inc. will be held at its headquarters at 100 Grainger Parkway, Lake Forest, Illinois (see map on previous page), on April 27, 2005, at 10 a.m. (CDT) for the following purposes:

  1.
  To elect ten directors for the ensuing year;

  2.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2005;

  3.
  To consider and act upon a proposal to approve the 2005 Incentive Plan, under which Grainger may provide equity and other awards to its employees; and

  4.
  To transact such other business as may properly come before the meeting and any adjournment thereof.

        The Board has fixed the close of business on March 7, 2005 as the record date for the meeting. Shareholders may vote either in person or by proxy.

        By order of the Board of Directors.

                      L. M. Trusdell
                      Corporate Secretary

Lake Forest, Illinois
March 18, 2005

W.W. Grainger, Inc.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

PROXY STATEMENT

INTRODUCTION

What is the purpose of this proxy statement?

        This proxy statement relates to Grainger's 2005 annual meeting of shareholders to be held on April 27, 2005 and any adjournment of that meeting. It contains information intended to help you make your voting decisions. We are sending the proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. The mailing of the proxy statement and other proxy-soliciting materials to you and other shareholders began on or about March 18, 2005.

What matters are scheduled to be presented?

  •
  The election of ten directors.

  •
  A proposal to ratify the appointment of Ernst & Young LLP as Grainger's independent auditors for the year ending December 31, 2005.

  •
  A proposal to approve the 2005 Incentive Plan.

Who is entitled to vote?

        Holders of shares of common stock outstanding on Grainger's books at the close of business on March 7, 2005, the record date for the meeting, may vote. There were 90,819,959 shares of common stock outstanding at that time.

How many votes do I have?

        You have the right to cumulative voting in the election of directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of directors being elected. You can cast those votes as you choose. For example, you may direct that all your votes be cast for one nominee or you may direct that your votes be apportioned among two or more of them.

        In any matter other than the election of directors, each of your shares is entitled to one vote.

What if I don't indicate my voting choices?

        If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. More particularly, your shares will be voted, either individually or cumulatively, FOR the election of the director nominees, FOR the proposal to ratify the appointment of independent auditors, and FOR the proposal to approve the 2005 Incentive Plan.

How does discretionary voting apply?

        Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented and your proxy does not withhold discretionary authority, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy.

May I revoke my proxy?

        You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  1.
  Deliver to Grainger's Corporate Secretary written notice that you are revoking your proxy; or

  2.
  Give another proxy with a later date (which can be done by telephone, by Internet, or by delivering a signed written proxy); or

  3.
  Vote in person at the meeting.

What does it mean if I receive more than one set of proxy materials?

        Receiving multiple sets of proxy-soliciting materials generally means that your shares are held in different ways or are held in more than one account. You should respond to all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the meeting?

        A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count towards the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Who pays the costs of soliciting proxies?

        Grainger will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy-soliciting materials to beneficial owners of Grainger common stock and to obtain their authority to give proxies. Grainger will reimburse these intermediaries for their reasonable expenses.

        In addition to mailing proxy-soliciting materials, Grainger's directors, officers, and regular employees may solicit proxies personally, by telephone or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of Grainger's transfer agent may also solicit proxies. Grainger additionally has employed D.F. King & Co., Inc. to help solicit proxies and will pay that firm approximately $6,000 for its services, plus reasonable costs and expenses.

How do I submit a shareholder proposal or directly nominate a director at the 2006 annual meeting?

        If you wish to have a shareholder proposal included in Grainger's proxy-soliciting materials for the 2006 annual meeting of shareholders, please send a notice of intent to submit the proposal at that meeting to the Corporate Secretary at Grainger's headquarters. The notice, including the text of the proposal, must be in writing, signed, and in compliance with the timing and other requirements of proxy rules of the Securities and Exchange Commission. For a shareholder proposal relating to the 2006 annual meeting to be timely, Grainger must receive the notice no later than November 18, 2005.

        Grainger's by-laws require written notice concerning a shareholder submission of a proposal or a shareholder nomination of a person for election as a director at a meeting of shareholders. For either a shareholder proposal or a nomination, certain information about the shareholder, and the proposal or nominee (as the case may be), is required. For the submission of a proposal, the notice must be furnished generally not less than 90 days and not more than 120 days before the anniversary date of the prior year's annual meeting. For a nomination, the notice must be furnished no later than November 18, 2005 in the case of the 2006 annual meeting. A copy of the by-laws may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters.

ELECTION OF DIRECTORS

        Grainger's directors are elected each year at the annual meeting. Directors and nominees are encouraged to attend annual meetings. At the 2004 annual meeting, ten directors were in attendance, representing all of the directors.

        Ten directors will be elected at this year's annual meeting. The directors will serve until the 2006 annual meeting of shareholders or until their successors have been elected and qualified.

        Janiece S. Webb, who has served as a Grainger director since 1995, has decided for health reasons that she does not wish to stand for reelection. Also deciding that he will not stand for reelection is Frederick A. Krehbiel, who first became a director in 2001. Grainger thanks Ms. Webb and Mr. Krehbiel for their many valuable contributions to the success of the Company.

        Grainger's Board has nominated William K. Hall to stand for election at this year's annual meeting. Details concerning Mr. Hall, and the other nominees, are provided below.

        Directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Directions to withhold authority will have the same effect as votes against the election of directors. Broker non-votes will not affect the outcome of the vote.

        If any of the nominees mentioned below should be unavailable for election, a circumstance which is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

        The Board has adopted "categorical standards" to assist it in evaluating the independence of nominees. The categorical standards, which are set forth in Appendix A to this proxy statement, are intended to help the Board in determining whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board are consistent with, and in some respects more strict in their requirements than, the NYSE's "bright line" independence criteria.

        The Board has determined that each of Messrs. Anderson, Gantz, Hall, McCarter, Novich, Rogers, Slavik, and Smith has no material relationship with Grainger within the meaning of the NYSE independence standards and with reference to the categorical standards. The other nominees, Messrs. Grainger and Keyser, are Grainger employees and, accordingly, are not considered "independent." All of the nominees except Mr. Hall are presently directors and, except for Messrs. Hall and Rogers, were previously elected by the shareholders. The nominees have provided the following information about themselves, including ages in March 2005. Unless otherwise indicated, each has served for at least the past five years in the principal business position currently or most recently held.

Brian P. Anderson, age 54, is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products. Prior to assuming this position in 2004, he was Senior Vice President and Chief Financial Officer of Baxter International Inc., a position he assumed in 1998. Mr. Anderson's previous positions at Baxter included Vice President, Finance, Corporate Controller, and Vice President, Corporate Audit. He was first elected a director of Grainger in 1999, is Chairman of the Audit Committee, is Grainger's "audit committee financial expert," and is a member of the Board Affairs and Nominating Committee.

Wilbur H. Gantz, age 67, is Chairman and Chief Executive Officer of Ovation Pharmaceuticals, Inc., a privately-owned specialty pharmaceutical company that focuses on under-promoted and late-stage development products. He assumed this position in 2002. Mr. Gantz previously served as Chairman and Chief Executive Officer of PathoGenesis Corporation and as President of Baxter International Inc. He is also a director of Gambro, A.B., The Gillette Company, and Harris Financial Corp. Mr. Gantz was first elected a director of Grainger in 1985 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

David W. Grainger, age 77, is the company's Senior Chairman of the Board, a position assumed in 1997 after serving as Chairman of the Board. He was the company's Chief Executive Officer until 1995. Mr. Grainger joined the company in 1952 and was first elected a director in 1953.

William K. Hall, age 61, is the co-founder and Chairman of Procyon Technologies, Inc., a privately-owned, Chicago-based holding company which focuses on the acquisition and growth of suppliers to the global aerospace and defense industry. Prior to assuming that position in 2000, he was Chairman and Chief Executive Officer of Falcon Building Products, Inc., a manufacturer and distributor of products for residential and commercial construction and home improvement markets. Mr. Hall currently serves on the boards of Actuant Corporation, GenCorp Inc., Great Plains Energy Incorporated, A.M. Castle & Co., and Woodhead Industries, Inc.

Richard L. Keyser, age 62, is Grainger's Chairman of the Board, a position assumed in 1997, and Chief Executive Officer, a position assumed in 1995. Previously he served as Grainger's President and Chief Operating Officer. Mr. Keyser is also a director of Principal Financial Group, Inc. and Rohm and Haas Company. He joined Grainger in 1986 and became a director in 1992.

John W. McCarter, Jr., age 67, is President and Chief Executive Officer of The Field Museum of Natural History, a position assumed in 1996. He served as Senior Vice President of Booz, Allen & Hamilton Inc., a management consulting firm, until 1997. Mr. McCarter is also a director of A.M. Castle & Co., Divergence, Inc., Harris Insight Funds, and Janus Funds. He was first elected a director of Grainger in 1990 and is Chairman of the Board Affairs and Nominating Committee and a member of the Compensation Committee.

Neil S. Novich, age 50, is Chairman, President, and Chief Executive Officer, as well as a director, of Ryerson Tull, Inc., a large metal distributor and processor. He became Ryerson Tull's President and Chief Executive Officer in 1996 and its Chairman in 1999. Previously, Mr. Novich served as Ryerson Tull's President and Chief Operating Officer. He was first elected a director of Grainger in 1999 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Gary L. Rogers, age 60, was Vice Chairman of General Electric Company from 2001 until his retirement in December 2003. Previously, he was Senior Vice President of General Electric Company and President and Chief Executive Officer of GE Plastics from 1992 to 2001. Mr. Rogers is also a director of Rohm and Haas Company and a trustee of the Florida State University Foundation. He was first appointed as a director of Grainger in 2004 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

James D. Slavik, age 52, is Chairman (formerly President) and a director of Mark IV Capital, Inc., an investment company dealing in real estate development and corporate investments. He was first elected a director of Grainger in 1987 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

Harold B. Smith, age 71, is Chairman of the Executive Committee and a director of Illinois Tool Works Inc., a manufacturer and marketer of engineered components and industrial systems and consumables. He is also a director of Northern Trust Corporation. Mr. Smith was first elected a director of Grainger in 1981 and is Chairman of the Compensation Committee and a member of the Board Affairs and Nominating Committee. Mr. Smith will soon reach the age at which, under Grainger's Criteria for Membership on the Board of Directors, an outside director would generally not be nominated. However, the Board has determined that in the case of Mr. Smith, an exception to this general principle is appropriate.

BOARD OF DIRECTORS AND BOARD COMMITTEES

        Five meetings of the Board were held in 2004. In addition, the directors acted once by unanimous consent during the year.

        The Board has three standing committees: Audit, Board Affairs and Nominating, and Compensation. All members of these committees are required to be "independent" directors. All non-employee directors have been determined to be independent. Committee memberships are shown in the following table:

Board Affairs and Nominating
Name	Audit		Compensation

Brian P. Anderson	Chair	Member

Wilbur H. Gantz	Member	Member

Frederick A. Krehbiel	Member	Member

John W. McCarter, Jr.		Chair	Member

Neil S. Novich		Member	Member

Gary L. Rogers		Member	Member

James D. Slavik	Member	Member

Harold B. Smith		Member	Chair

Janiece S. Webb	Member	Member

        Each non-employee director of Grainger is an alternate member of each Board committee of which the director has not been specifically appointed a member. An alternate committee member may serve for all purposes at a committee meeting in place of a regular member who is absent.

Audit Committee

        The Audit Committee met five times in 2004. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (SEC) and standards of the New York Stock Exchange (NYSE). The Board has also determined that Mr. Brian P. Anderson, Chairman of the Audit Committee, is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC.

        The Audit Committee assists the Board in its oversight responsibility with respect to Grainger's financial reporting process, Grainger's systems of internal accounting and financial controls, the integrity of Grainger's financial statements, Grainger's compliance with legal and regulatory requirements, the qualifications and independence of Grainger's independent auditors, and the performance of Grainger's internal audit function and independent auditors. It also has oversight responsibilities for various aspects of certain employee benefit plans. Additionally included among the responsibilities of the Audit Committee are the appointment, compensation, retention, and oversight of the independent auditors, the establishment of procedures for the treatment of complaints regarding accounting, internal accounting controls, and auditing matters, and the pre-approval of audit and non-audit services to be provided by the independent auditors. The Audit Committee has the further responsibility of overseeing compliance with Grainger's Business Conduct Guidelines.

Board Affairs and Nominating Committee

        The Board Affairs and Nominating Committee met three times in 2004. The Board has determined that each of the members of the Board Affairs and Nominating Committee is "independent," as that term is defined in the independence requirements for members of nominating committees contained in the applicable standards of the NYSE. The Chairman of the Board Affairs and Nominating Committee reviews all agendas of Board meetings and acts as Chairman and presides at regular executive sessions of the Board without management participation.

        The Board Affairs and Nominating Committee makes recommendations to the Board regarding the makeup of the Board and its committees, establishes specific criteria by which potential directors shall be qualified, identifies potential nominees, and makes recommendations concerning director and nominee independence. It also has primary responsibility for corporate governance oversight, including the responsibility to recommend corporate governance principles, recommend Board committee responsibilities and members, evaluate the Board in the area of corporate governance, including the adequacy of the information supplied to the Board and the Board's performance of its oversight responsibilities relative to the management of Grainger, and to recommend retirement, compensation, and other policies applicable to directors. Additional responsibilities are to review senior management organization and succession and to make initial assessments regarding major issues or proposals.

Compensation Committee

        The Compensation Committee met five times in 2004. The Board has determined that each of the members of the Compensation Committee is "independent," as that term is defined in the independence requirements for members of compensation committees contained in the applicable standards of the NYSE.

        The Compensation Committee oversees Grainger's activities in the area of compensation and benefits (generally with regard to all employees and specifically with regard to officers) and reviews and makes recommendations concerning compensation-related matters to be submitted to the Board and/or shareholders for approval. It also acts as the administration committee under various stock and incentive plans. Included among its duties are the review and approval of corporate goals and objectives relevant to chief executive officer compensation, the evaluation of chief executive officer performance in light of those goals and objectives and, either as a committee or together with the other independent directors, the determination and approval of the chief executive officer's compensation level based on this evaluation.

Available Information

        Grainger has adopted Business Conduct Guidelines for directors, officers, and employees, which incorporate the Code of Ethics required by rules of the SEC to be applicable to a company's chief executive officer, chief financial officer, and chief accounting officer or controller, and intends to satisfy any disclosure requirements with respect to the Business Conduct Guidelines by posting the information on its Web site. Grainger has also adopted Operating Principles for the Board of Directors, which are its corporate governance guidelines.

        Grainger's Business Conduct Guidelines and Operating Principles for the Board of Directors are available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor. Also available in the Corporate Governance section of that Web site are the charters, adopted by the Board, of the Board's Audit Committee, Board Affairs and Nominating Committee, and Compensation Committee. All of these documents are additionally available to shareholders in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters.

Recommending Candidates for Board Membership

        The Board Affairs and Nominating Committee recommends candidates for Board membership based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishments, and business knowledge and experience applicable to Grainger's goals. Suggestions as to candidates are received from members of the Board Affairs and Nominating Committee, other directors, employees and others, including shareholders. Messrs. Rogers and Hall have not previously stood for election to the Board. Mr. Rogers was initially recommended by Grainger's Chairman and Chief Executive Officer. Mr. Hall was initially proposed by a group of directors, including the Chairman of Grainger's Board Affairs and Nominating Committee. In the case of both Messrs. Rogers and Hall, the Board Affairs and Nominating Committee considered their backgrounds and qualifications in detail against other potential candidates before recommending them to the full Board, which proposes nominees for election. The Board Affairs and Nominating Committee has also engaged an executive search firm to assist it in identifying and evaluating potential candidates.

        Any shareholder who would like the Board Affairs and Nominating Committee to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to being identified as a nominee and to serve as a director if elected should also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

Other Communications With Directors

        A process has been established by which shareholders may communicate with the Board, Board committees, and/or individual directors on matters of interest to shareholders. Shareholders may write to the intended director(s) or director group(s) in care of W.W. Grainger, Inc., P.O. Box 856, Skokie, Illinois 60076-0856. Additional information concerning this process is available in the Corporate Governance section of Grainger's Web site at www.grainger.com/investor.

DIRECTOR COMPENSATION

        Members of Grainger's Board of Directors who are not employees of Grainger or any Grainger subsidiary are compensated at a level which approximates median market practice for an appropriate comparator group, as confirmed by independent compensation consultants. Such directors receive from Grainger an annual retainer of $60,000, which is intended to cover all regularly scheduled meetings of the Board and its committees. If additional meetings are held, a per-meeting fee of $1,500 is paid to each attending director.

        The Chairmen of Board committees receive annual retainers in the amount of $10,000 for the Audit Committee Chair and $7,500 for the other committee Chairs. Other directors receive an annual retainer of $5,000 for each committee on which the director serves as a member. Directors may elect to defer, in a deferred stock unit account, their chair and committee retainers and the retainers and fees described in the preceding paragraph.

        In addition, directors receive annual deferred stock unit grants. The number of shares covered by each grant is equal to $60,000 divided by the fair market value of a share of Grainger common stock at the time of grant, rounded up to the next ten-share increment. The deferred stock units are settled on termination of service as a director. In addition, Grainger reimburses travel expenses relating to service as a director, and reimburses directors for attending continuing education programs.

        A director who is an employee of Grainger or any Grainger subsidiary does not receive any compensation for serving as a director.

        Stock ownership guidelines applicable to non-employee directors were established in 1998. These guidelines provide that within five years after election, a director must own Grainger common stock and common stock equivalents having a value of at least five times the annual retainer fee for serving on the Board. Unless a director complies with the guidelines, he or she is ineligible to receive awards of stock options under the Director Stock Plan. All directors subject to the guidelines are in compliance with them.

        In the ordinary course of business during 2004, Grainger engaged in various types of business transactions with organizations with which Grainger directors are associated in their principal business occupations or otherwise. These transactions are not deemed material to any of the directors. Similar transactions, which are not expected to be material to any of the directors, are likely to occur in the future.

OWNERSHIP OF GRAINGER STOCK

        The table below shows how many shares of Grainger common stock the directors, the nominees, certain executive officers, and all directors and executive officers as a group beneficially owned as of March 7, 2005.

        Beneficial ownership is a term broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had beneficial ownership of the indicated number of Grainger shares by sole voting and investment power.

Beneficial Owner	Shares	Option Shares Exercisable Within 60 Days (1)	Stock Units (2)	Total	Percentage of Common Stock (3)
David W. Grainger (4) (5) (6) 100 Grainger Parkway Lake Forest, IL 60045	9,384,450	-0-	-0-	9,384,450	10.3%
James D. Slavik (7) (8)	4,273,603	15,290	6,041	4,294,934	4.7%
Brian P. Anderson	4,340	11,630	3,399	19,369	*
Y. C. Chen	4,875	40,770	28,050	73,695	*
Wilbur H. Gantz	11,340	15,290	11,351	37,981	*
William K. Hall	2,000	-0-	-0-	2,000	*
John L. Howard	1,713	61,550	24,000	87,263	*
Richard L. Keyser (6) (9) (10)	692,426	617,390	60,595	1,370,411	1.4%
Frederick A. Krehbiel	7,680	5,300	955	13,935	*
P. Ogden Loux (10) (11)	26,566	190,090	15,000	231,656	*
John W. McCarter, Jr. (12)	12,540	15,290	4,229	32,059	*
Neil S. Novich	5,340	11,630	2,968	19,938	*
Gary L. Rogers	310	-0-	91	401	*
James T. Ryan (13)	11,213	69,210	37,500	117,923	*
Harold B. Smith (14)	44,540	15,290	6,041	65,871	*
Janiece S. Webb (15)	11,302	4,780	6,359	22,441	*
Directors and Executive Officers as a group (10) (16) (17)	13,984,013	1,161,020	210,629	15,355,662	16.5%

1.
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

2.
Represents the number of stock units credited to the accounts of non-employee directors under the Director Stock Plan and the number of restricted stock units credited to the accounts of executive officers under the 1990 Long Term Stock Incentive Plan. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

3.
An asterisk (*) indicates less than 1%.

4.
Mr. Grainger is known to be the beneficial owner of more than 5% of Grainger's common stock.

5.
Includes 1,511,150 shares as to which Mr. Grainger has shared voting and investment power. Also see Note 6 below.

6.
Includes 533,846 shares as to which Messrs. Grainger and Keyser may be deemed to have shared voting and investment power by virtue of their serving as directors of The Grainger Foundation, Inc. The Grainger Foundation was established in 1952 by William Wallace Grainger, the founder of Grainger, and is not directly affiliated with Grainger.

7.
Includes 2,692,597 shares as to which Mr. Slavik has shared voting and/or investment power.

8.
Excludes 705,046 shares held by certain of Mr. Slavik's family members, as to which shares Mr. Slavik disclaims voting or investment power.

9.
Includes 158,580 shares as to which Mr. Keyser has sole voting and investment power.

10.
Includes shares of restricted stock as follows: Mr. Keyser, 100,000 shares; Mr. Loux, 20,000 shares; and all directors and executive officers as a group, 145,000 shares. These shares are not transferable and are subject to forfeiture during the restricted period.

11.
Excludes 400 shares held by Mr. Loux's wife, as to which shares Mr. Loux disclaims voting or investment power.

12.
Includes 12,540 shares as to which Mr. McCarter has shared voting and investment power with his wife.

13.
Includes 1,446 shares as to which Mr. Ryan has shared voting and investment power with his wife.

14.
Includes 32,000 shares as to which Mr. Smith has shared voting and investment power.

15.
Excludes 350 shares held by Ms. Webb's husband, as to which shares Ms. Webb disclaims voting or investment power.

16.
Includes 4,783,579 shares as to which members of the group have shared voting and/or investment power.

17.
Excludes 705,796 shares held by certain family members, as to which shares members of the group disclaim voting or investment power.

        The table below sets forth information concerning beneficial ownership of Grainger's common stock as of December 31, 2004, as reported in a Schedule 13G filed with the Securities and Exchange Commission. Schedule 13G filers generally are institutional investors who acquire beneficial ownership of more than 5% of a public company's voting securities in the ordinary course of business without the purpose of changing or influencing control of the company.

Beneficial Owner	Shares Beneficially Owned		Percentage of Common Stock
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	4,648,113	*	5.16%

*
Includes 4,648,113 shares as to which sole voting and dispositive power is claimed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that Grainger's directors, executive officers, and 10% shareholders file with the SEC reports concerning their ownership, and changes in their ownership, of Grainger equity securities. Based on a review of copies of the reports provided to Grainger and representations of those persons, Grainger believes that these filing requirements were met during 2004 and the subsequent period prior to the filing of this proxy statement, except as follows: Timothy M. Ferrarell, Senior Vice President, Enterprise Systems, amended a Form 3 which was originally filed in January 2002 to include 866 shares which were inadvertently omitted from that Form 3; and, due to an administrative error by Grainger, Judith E. Andringa, Vice President and Controller, filed a late Form 4 reporting Grainger's withholding of 1,504 shares to satisfy tax obligations upon the vesting of a restricted stock award.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the New York Stock Exchange. The Audit Committee acts under a charter that was last amended by the Board on December 10, 2003, and included as Appendix A to the proxy statement for the 2004 annual meeting of shareholders.

        Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," and Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with An Audit of Financial Statements." Grant Thornton LLP also provided to the Audit Committee the letter and written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Grant Thornton LLP the matter of the firm's independence.

        Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

                      Brian P. Anderson (Chairman)
                      Wilbur H. Gantz
                      Frederick A. Krehbiel
                      James D. Slavik
                      Janiece S. Webb

                      Members of the Audit Committee
                      of the Board of Directors

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL
POLICIES AND PROCEDURES

        The following table sets forth the fees that were billed to Grainger by Grant Thornton LLP for professional services rendered with respect to fiscal years 2004 and 2003:

Fee Category	2004	2003
Audit Fees	$873,897	$615,063
Audit Related Fees	113,568	150,656
Tax Fees	7,000	51,755
All Other Fees	-0-	-0-

Total Fees	$994,465	$817,474

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of Grainger's annual financial statements and internal control over financial reporting for fiscal 2004, the audit of the annual financial statements for fiscal 2003, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Grainger's financial statements. These services include the audits of Grainger's employee benefit plans, the review of documentation related to the implementation of Section 404 of the Sarbanes-Oxley Act in fiscal 2003, and various attest services.

        Tax Fees.    Consists of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance with the preparation of various tax returns.

        All Other Fees.    Consists of fees billed by Grant Thornton LLP for all other professional services rendered to Grainger. No such services were rendered during fiscal years 2004 and 2003.

Pre-Approval Policy for Audit and Non-Audit Services

        The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided by Grainger's independent auditor. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved cost levels. The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chairman of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

EXECUTIVE COMPENSATION

Summary Compensation Information

        This table provides summary information about compensation paid to or accrued for the named executive officers for services during the years ended December 31, 2004, 2003, and 2002.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position (at 12/31/2004)	Year	Salary (1)	Bonus (2)	Grainger Restricted Stock / Restricted Stock Unit Awards (3)	Stock Options (Shares)	All Other Compensation (4)
Richard L. Keyser Chairman of the Board and Chief Executive Officer	2004 2003 2002	$1,000,040 1,000,040 963,050	$1,918,918 686,028 617,425	$1,461,780 -0- -0-	81,000 174,000 175,000	$250,396 145,710 176,234
P. Ogden Loux Sr. Vice President, Finance and Chief Financial Officer	2004 2003 2002	$450,005 420,020 411,020	$548,240 196,010 176,409	$406,050 -0- -0-	20,000 45,000 45,000	$94,085 52,578 67,370
James T. Ryan Group President	2004 2003 2002	$426,290 370,040 355,040	$501,250 134,765 121,289	$947,450 -0- -0-	20,000 30,000 30,000	$81,316 42,991 45,124
John L. Howard Sr. Vice President and General Counsel	2004 2003 2002	$350,840 340,040 328,790	$297,652 112,014 100,813	$216,560 -0- -0-	12,000 25,000 25,000	$66,577 30,710 28,007
Y. C. Chen Sr. Vice President, Supply Chain Management	2004 2003 2002	$335,750 281,667 250,966	$299,590 86,625 64,260	$232,802 506,600 -0-	13,100 20,000 10,000	$60,474 23,935 73,917	(5)

(1)
Represents fixed annual salary and car allowance.

(2)
Represents amounts paid under annual cash incentive programs.

(3)
Represents values on the dates of award of restricted shares or restricted stock units of Grainger common stock. Restricted shares have the same rights, including dividend and voting rights, as other shares of Grainger common stock. Restricted stock units are eligible for dividend equivalents. As of December 31, 2004, Messrs. Keyser, Loux, Ryan, Howard, and Chen held 160,595, 35,000, 39,500, 24,000, and 28,050 restricted shares and restricted stock units, having then-current market values of $10,698,839, $2,331,700, $2,631,490, $1,598,880, and $1,868,691, respectively. Vesting of the restricted shares and restricted stock units ranges from already-vested to 2011, in all cases assuming continued employment with Grainger. Acceleration of vesting of all restricted shares and restricted stock units will occur in the event of the holder's death or disability or events defined as a "change in control" of Grainger. The restricted stock units are to be settled, at various times after vesting, by the delivery of unrestricted shares of Grainger common stock on a 1-for-1 basis.

(4)
Represents contributions accrued under Grainger's profit sharing plan, in which most Grainger employees participate, and the related supplemental profit sharing plan.

(5)
Includes a relocation-related tax equalization payment in the amount of $48,319.

Stock Option Grants

        This table contains information about grants of stock options during the year ended December 31, 2004 to the named executive officers.

Name	Options Granted (Shares)	Percentage of Total Options Granted to Employees in 2004	Exercise or Base Price (Per Share) (1)	Earliest Exercise Date (2)	Expiration Date	Grant Date Present Value (3)
Richard L. Keyser	81,000	6.66%	$54.14	4/28/2007	4/27/2014	$1,085,797
P. Ogden Loux	20,000	1.64%	54.14	4/28/2007	4/27/2014	268,098
James T. Ryan	20,000	1.64%	54.14	4/28/2007	4/27/2014	268,098
John L. Howard	12,000	0.99%	54.14	4/28/2007	4/27/2014	160,859
Y. C. Chen	13,100	1.08%	54.14	4/28/2007	4/27/2014	175,604

(1)
The option exercise price equals the closing price of Grainger common stock reported for the business day before the date of grant.

(2)
All options were granted under the 1990 Long Term Stock Incentive Plan on April 28, 2004 and are scheduled to become fully exercisable three years following that date. The exercisability of all unexercisable options is accelerated upon an optionee's death, disability or retirement, or upon events defined as a "change in control" of Grainger.

(3)
The amounts shown are based on the Black-Scholes option-pricing model. Material assumptions incorporated into this model in estimating the value of the options are consistent with those required by Statement of Financial Accounting Standards No. 123 (Accounting for Stock-Based Compensation) and include the following:

a.
Exercise prices based on 100% of the fair market values of the shares on the dates of grant.

b.
Expected term of 7 years.

c.
Interest rate of 4.16%.

d.
Volatility of 20.13%.

e.
Dividend yield of 1.77%.

  The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

Stock Option Exercises and Holdings

        This table contains information about stock options exercised by the named executive officers during 2004 and the number of shares of Grainger common stock covered by, and the values of, outstanding stock options held by the named executive officers at December 31, 2004.

			Number of Securities Underlying Unexercised Options at 12/31/2004		Value of Unexercised In-the-Money Options at 12/31/2004 (3)
Name	Shares Acquired on Exercise (1)	Value Realized (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard L. Keyser	46,080	$1,015,142	442,390	438,100	$10,850,431	$7,023,382
P. Ogden Loux	9,380	229,036	145,090	112,800	3,583,825	1,821,986
James T. Ryan	8,060	196,019	39,210	130,000	804,928	2,699,500
John L. Howard	-0-	-0-	36,550	63,440	965,036	1,019,943
Y. C. Chen	10,460	172,142	30,770	43,810	703,156	726,663

(1)
The figures shown are the numbers of shares covered by the exercised stock options.

(2)
The amounts shown are the differences between the per-share stock option exercise prices and fair market values of Grainger common stock on the dates of exercise, multiplied by the number of shares covered by the exercised stock options.

(3)
The dollar amounts shown are the differences between the per-share stock option exercise prices and the closing price of Grainger common stock on December 31, 2004 of $66.62 per share, as reported in the Composite Tape for NYSE listed stocks, multiplied by the number of shares covered by the unexercised stock options.

Other Benefits

        The Executive Deferred Compensation Plan permitted participants selected by a committee of management prior to 1986 to elect a salary reduction of between 5% and 15% (or more with special agreement) for up to four years. Under the related plan agreement, a participant is entitled to 180 monthly payments, commencing at age 65, in an annual amount that is based upon the amount of the salary reduction, the additional amount allocated by Grainger, and the number of years from deferment to normal retirement age. Reduced or increased payments are provided if the participant begins receiving payments before or after age 65, respectively. If Grainger reduces plan benefits or terminates the plan, or if there is a "change in control" of Grainger, various benefits are provided to the participant, ranging from a return of the amount of salary deferral plus interest to a lump-sum benefit equal to the present value of a projected payment stream. If a participant dies before retirement or before having received the full amount of the benefits, the balance will be paid to the participant's designated beneficiary. Although payment deferrals have not been permitted for several years, Mr. Keyser and another key executive had elected to defer salary payments under the plan for prior years. If Mr. Keyser commences receiving payments under the plan at age 65, his monthly payments would be $10,509.

        Under the 2004 Voluntary Salary and Incentive Deferral Plan, elected officers of Grainger may elect to defer receipt of up to 50% of base salary and/or 85% of annual cash bonus under an unfunded deferred compensation plan. The rate of return on the individual accounts (positive or negative) will be a function of the participant-selected investment funds. Investment choices for employees who elect to defer salary and/or bonus may be made only from the same investment funds available under Grainger's profit sharing plan. A participant may elect to receive distribution of deferred amounts upon his or her retirement or disability or upon a specified date certain, as a single sum or in annual installments over a period of up to 15 years. If a participant dies before or after distribution has begun, the deferred amounts will be distributed to the participant's designated beneficiary in a single sum as soon as administratively practicable. If a participant's employment terminates for any reason other than retirement, disability or death, the deferred amounts will be paid to the participant as soon as administratively practicable. In the event of a "change in control" of Grainger, all deferred amounts will be paid to participants in a lump sum within five days after the "change in control." Certain of the named executive officers and other officers voluntarily participate in this plan.

        A committee of Grainger management determines which of Grainger's officers participate in Grainger's Executive Death Benefit Plan. The beneficiary of a participant who dies while employed by Grainger is generally entitled to 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target bonus under the applicable cash incentive program. If a participant dies after retirement, an after-tax, lump-sum benefit approximating the participant's annual salary and annual target bonus under the applicable cash incentive program is payable to the participant's designated beneficiary. Prior to retirement, however, a participant may elect to receive a reduced payment following retirement on a pre-death basis. In the event of a "change in control" of Grainger, the plan assumes retirement on that date if the participant is then eligible for retirement (with the participant being credited with an additional three years of age and service for this purpose). The plan then provides for a lump-sum payment of the present value of the post-retirement benefit on the basis of the participant's death at age 80. All of the named executive officers and certain other key executives participate in the plan.

        Grainger has purchased and owns life insurance contracts to reduce its exposure relating to the Executive Deferred Compensation Plan and the Executive Death Benefit Plan.

        All of the named executive officers and certain other key executives have entered into Change in Control Employment Agreements with Grainger. Under each agreement, the executive is entitled to certain benefits if, within a two-year period following a "change in control" of Grainger, (a) the executive's employment is terminated other than for "cause," (b) the executive terminates employment for "good reason," or (c) in the case of Mr. Keyser and certain of the other named executive officers, the executive terminates employment for any reason within the 30-day period following the one-year anniversary of the "change in control." Benefits include a lump-sum payment generally equal to a multiple of the sum of (i) the executive's annual salary, (ii) the higher of the executive's target annual bonus or the average of the executive's last three annual bonuses, and (iii) in connection with Grainger's non-contributory profit sharing plans, a percentage of annual salary and bonus equal to the greater of (x) the highest percentage of covered compensation contributed by Grainger under the plans for any of the last three fiscal years or (y) 15%. In the case of Mr. Keyser and certain of the other named executive officers, the multiple is three. In the case of most of the other key executives, the multiple is two. Benefits additionally include continuation of health and dental benefits for a number of years equal to the applicable multiple. Each agreement further provides that the executive is to be made whole on an after-tax basis with respect to excise tax due as a consequence of payments (whether or not under the agreement) being classified as "parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. In certain cases the lump-sum payment upon termination is limited under the agreement to an amount above which this excise tax would be due.

        U.S. employees who have not entered into Change in Control Employment Agreements with Grainger are generally covered by a Change in Control Severance Policy. Under the policy, employees whose employment with Grainger is terminated other than for "cause" or who resign under certain circumstances within two years following a "change in control" of Grainger are entitled to certain benefits. These benefits are severance pay and continuation of health and dental benefits in amounts and for durations that are based upon years of service, pay, and other factors.

EQUITY COMPENSATION PLANS

        This table contains information as of December 31, 2004 about Grainger's equity compensation plans, consisting of the 1990 Long Term Stock Incentive Plan, the 2001 Long Term Stock Incentive Plan, and the Director Stock Plan. All of these plans have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding options warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	9,205,794	$46.86	1,202,276	(1)
Equity compensation plans not approved by shareholders	-0-	N/A	-0-

Total	9,205,794	$46.86	1,202,276

(1)
Included are 313,342, 561,174, and 327,760 shares that may be issued under the 1990 Long Term Stock Incentive Plan, the 2001 Long Term Stock Incentive Plan, and the Director Stock Plan, respectively, in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock, and other stock-based awards. No more than 600,000 shares, however, may be issued under the 2001 Long Term Stock Incentive Plan by reason of awards of shares of common stock or restricted shares of common stock. If the proposed 2005 Incentive Plan (discussed elsewhere in this proxy statement) is approved by shareholders, then the above-mentioned 1,202,276 shares will no longer be available for issuance under the 1990 Long Term Stock Incentive Plan, the 2001 Long Term Stock Incentive Plan, or the Director Stock Plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

        This report of the Compensation Committee of the Board (the "Committee") discusses the Company's compensation policy and programs for the Chairman and Chief Executive Officer and others who served as executive officers during the year.

        The Committee, all members of which are independent directors, administers the Company's executive compensation programs, reviews and approves corporate goals relevant to compensation, evaluates performance, and recommends to the Board the compensation design and pay levels for all executive officers. The Committee's charter, which sets out its duties and responsibilities, can be found in the Investor Relations section of the Company's Web site, www.grainger.com. The Committee considers information and data supplied by management and by compensation and benefits consultants. The Committee has retained an independent compensation consultant, who reports directly to the Committee.

Executive Compensation Policy

        The Company's compensation programs are designed to attract and retain high-quality executive and managerial talent and to provide appropriate incentives, including equity-based awards, for achieving the Company's business goals. The overall program includes significant variable pay components which link total executive compensation to performance and to the creation of long-term shareholder value.

        The Company endeavors to accomplish these objectives through executive officer compensation consisting of base salary, cash incentive compensation, stock options, restricted stock units and benefits. When Company performance is at target, the Company's general objective is to pay executive officers at median. This means the Company intends total compensation to be at or near the size-adjusted median of total compensation paid to similar executive positions at a representative group of other companies that are considered to be comparative as competitors for executive talent. All elements of compensation are valued and reviewed to determine the Company's compensation practices relative to the median of this compensation comparator group.

        The compensation comparator group is determined regularly by the Committee, with input from consultants. The current comparator group is similar in complexity and size (based on revenues and market capitalization) to the Company and is representative of the types of major companies with which the Company historically competes for executive talent. This "competitive market" for executive talent is not necessarily the same as is used for industry or sector performance considerations. Therefore, companies used for compensation comparison purposes are not identical to those in the industry indices (S&P 500 Stock Index, Dow Jones Industrial Suppliers Index, Dow Jones Industrial Services Index) used in the performance graph of company total shareholder returns.

Base Salaries

        The Committee reviews base salaries annually. Adjustments to base salaries are determined based on a detailed evaluation of individual performance, the competitive market, executive experience and internal equity. After evaluating the competitive market, merit increases consistent with market rates were approved by the Committee for 2004.

Cash Incentives

        Executive officers and other key managers generally participate in the Management Incentive Program (MIP), which provides for cash incentives based on the achievement of specified financial performance measures. For 2004, the MIP was structured to provide a balance between short term and long term results and to align the interests of management with shareholders by providing incentive payments that correspond with long term creation of shareholder value. For 2004, the financial measures used were return on invested capital (ROIC) and year-over-year growth in revenue. These measures were selected as they balance revenue growth with profitability, expense management and asset management. In addition, for 2004 there was an individual performance component worth up to 30% of the target incentive. This component is designed to reward based on an assessment of the individual's achievement against specific goals related to Company objectives.

        Target incentive awards under the MIP and similar programs are based on a review of competitive market practice and range from 10% to 110% of base salary. Actual MIP payments are a product of the incentive target adjusted by the actual results achieved under the financial measures and the assessment of individual performance against specific goals. Incentive awards for officers in charge of business units were primarily based on the performance of the individual unit, although these officers also participated in the Company MIP results with respect to a portion of their total incentive opportunity.

        Results for 2004 were above target on ROIC and year-over-year growth in sales. These results translated to an actual incentive multiple that caused the 2004 incentive awards to be greater than the target incentive awards. In addition to these financial measures, the individual performance components were assessed.

        The Chairman and Chief Executive Officer participated in the Office of the Chairman Incentive Program, a separate shareholder-approved plan providing for incentive bonuses determined by reference to the Company's reported net earnings. Bonuses under this plan were calculated for the year using the same financial measures as MIP incentives for most other executive officers.

        In 2005, the Company intends to continue to use ROIC, year-over-year growth in revenue, and individual performance for its incentive program.

Long Term Incentives

        Long term incentives provided under a shareholder-approved stock plan are considered an important means of aligning the financial interests of executive officers and other key employees to the longer term financial interests of the shareholders. In 2004, the Company started using a combination of stock options and restricted stock units as a part of its annual long term incentive program for top management. To keep the target grant value of long term incentives consistent with Company pay objectives and median market practice, the target annual stock option awards were significantly lowered from the 2003 levels, reflecting the accompanying award of restricted stock units. Including restricted stock units as a component of the long-term incentive program is intended to reduce annual share usage, increase the retentive qualities (given four-year cliff vesting provisions for RSUs and three-year cliff vesting provisions for stock options), and lessen the primary reliance on stock options. The number of shares covered by stock options and RSUs is designed to provide an economic value that is generally competitive with awards made by other companies to their employees in comparable jobs. Recipients are required to sign an agreement containing confidentiality and non-competition provisions.

        In April 2004, approximately 675 employees received stock options covering 990,000 shares through this program. This number includes approximately 161,000 stock options awarded to seven executive officers. In addition, approximately 150 employees received restricted stock units covering 161,000 shares through this program. This number includes approximately 54,000 restricted stock units awarded to seven executive officers.

        The Company also periodically issues options to its employees under the broad-based stock option program. Under this program, employees who do not participate in any other option program are awarded stock options covering 100 shares upon reaching five-year service-level milestones. Under this broad-based program, 2,380 employees received options covering 238,000 shares. The general option terms are similar to those of the annual stock option program.

        In all cases, stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported for the business day before the grant. Stock option repricing is not permitted under the plan.

        The Company also has granted restricted stock (generally subject to forfeiture if employment terminates before the end of the restriction) to executive and other officers of the Company, in each case subject to the execution of a confidentiality and non-competition agreement with the Company. The objectives of the grants and related confidentiality and non-competition agreements are to align more closely the interests of executives with those of shareholders, to protect proprietary Company information, to preserve the Company's competitive advantages, to provide a strong executive retention incentive, and to provide for executive continuity.

Stock Ownership Guidelines

        In 1996, the Company established stock ownership guidelines for its officers. Ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. The Chairman and Chief Executive Officer is required to achieve stock ownership of at least five times annualized base salary. Other U.S. officers are required to achieve stock ownership of at least three times or two times annualized base salary. These ownership guidelines must be met within three years of being elected an officer. Officers who fail to achieve these ownership levels will not be eligible to receive any stock-based awards until they achieve their required ownership level. As of the date of this report, all officers subject to the guidelines are in compliance with them. The Company believes the guidelines are important in aligning the interests of the executive officers of the Company and the shareholders.

Deferred Compensation

        Officers of the Company may elect to defer receipt of up to 50% of base salary and/or 85% of annual cash bonus under an unfunded deferred compensation plan. The rate of return on the individual accounts (positive or negative) will be a function of the participant-selected investment funds. Investment choices for employees who elect to defer salary and/or bonus generally may be made only from the same investment funds available under the Company's profit sharing plan.

Other Benefits

        Most other benefits, including profit sharing and various welfare benefits, provided to executive officers are comparable to those provided to the majority of salaried and hourly Company employees.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to the company's chief executive officer and its four other most highly compensated executive officers serving at the end of that year. Not subject to the deductibility limit, however, is compensation that qualifies as "performance-based" compensation. A Company objective is to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Awards under the cash incentive plan in which the Chairman and Chief Executive Officer participates and gains on exercises of stock options awarded under the 1990 and 2001 Long Term Stock Incentive Plans are considered to be "performance-based" compensation not subject to the Section 162(m) deductibility limit.

Chairman and Chief Executive Officer Compensation

        All elements of compensation for the Chairman and Chief Executive Officer, including base salary, bonus and long-term incentives, are reviewed and approved solely by independent directors in executive sessions of this Committee or the full Board. The Committee reviews and approves the corporate goals and objectives relevant to the Chairman and Chief Executive Officer's compensation. These goals and objectives include quantitative measures such as sales growth, profitability, and shareholder value, as well as qualitative measures such as strategic execution and overall Company performance. The Committee then evaluates performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves the Chairman and Chief Executive Officer's compensation level.

        In determining the Chairman and Chief Executive Officer's compensation for 2004, the Committee believes that the goals and objectives set forth above were successfully achieved as demonstrated by leadership that produced favorable sales growth results and returns on invested capital. Additional factors in determining the Chairman and Chief Executive Officer's compensation included the value of compensation paid to chief executive officers at comparable companies as well as awards paid in past years.

Harold B. Smith, Chairman John W. McCarter, Jr. Neil S. Novich Gary L. Rogers
Members of the Compensation Committee of the Board of Directors

COMPANY PERFORMANCE

        This stock price performance graph compares the cumulative total return on an investment in Grainger common stock with the cumulative total return of an investment in each of the S&P 500 Stock Index, a peer group index described below, and the Dow Jones Industrial Services Index (the "Services Index"), supplemented for 2004 as described below. The graph covers the period commencing December 31, 1999 and ending December 31, 2004.

        As of December 31, 2003, Dow Jones discontinued the Services Index previously used by Grainger in its stock performance graph. Grainger has selected as a replacement a peer group index made up of all the companies, other than Grainger, which constitute the Dow Jones Industrial Suppliers Index. The discontinued Services Index had approximately 60 constituent companies, whereas the Dow Jones Industrial Suppliers Index is comprised of a smaller number of companies whose lines of business more closely resemble those of Grainger. Those companies (other than Grainger) are Black Box Corp., Hughes Supply Inc., Kaman Corp., MSC Industrial Direct Co., and Stewart & Stevenson Services Inc.

        Because the Services Index was discontinued, information as to that index for 2004 was calculated by Grainger based on the performance of its constituent companies during 2004.

        The graph assumes that the value for the investment in Grainger common stock and in each index was $100 on December 31,1999 and that all dividends were reinvested.

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has decided to make a change in Grainger's independent auditors. Subject to shareholder ratification at the meeting, the Audit Committee has appointed Ernst & Young LLP as Grainger's independent auditors for the year ending December 31, 2005. On March 1, 2005, the Audit Committee dismissed Grant Thornton LLP, effective as of the filing of Grainger's annual report on Form 10-K for the year ended December 31, 2004.

        Grant Thornton LLP's reports on Grainger's consolidated financial statements for each of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2004 and 2003 and through the date of the appointment of Ernst & Young LLP, there were no disagreements with Grant Thornton LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its report on Grainger's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the years ended December 31, 2004 and 2003 and prior to the appointment of Ernst & Young LLP, Grainger did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Grainger's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        The Board recommends a vote FOR the proposal to ratify the appointment of independent auditors.

        Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors for the next year.

        Representatives of Grant Thornton LLP and Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

PROPOSAL TO APPROVE THE 2005 INCENTIVE PLAN

        On February 23, 2005, the Board adopted the 2005 Incentive Plan (the "2005 Plan"), subject to approval of Grainger's shareholders. A copy of the 2005 Plan is attached as Appendix B to this proxy statement. The 2005 Plan will replace Grainger's 1990 Long Term Stock Incentive Plan, 2001 Long Term Stock Incentive Plan, Director Stock Plan, and Office of the Chairman Incentive Plan (the "Prior Plans").

        The Board believes that the 2005 Plan, like the Prior Plans, will be an important part of Grainger's overall compensation program. The 2005 Plan will enable Grainger to attract and retain high-quality executives, managers, employees, and nonemployee directors, and to strengthen the alignment between these individuals and Grainger's shareholders.

        The 2005 Plan incorporates all the features that exist in the Prior Plans. In addition, the 2005 Plan provides new features that will allow greater flexibility, such as performance shares, performance units, and cash-based awards. As with the Prior Plans, all awards can only be made pursuant to the authority of the Board. Importantly, the 2005 Plan does not allow reloads, repricing, stock options issued at a discount to fair market value, or nonqualified stock options or stock appreciation rights to be transferred by a participant for consideration.

Description of the 2005 Plan

        The 2005 Plan provides a means whereby employees can receive equity awards which will help them develop a sense of proprietorship and personal involvement in the development and financial success of Grainger, and will encourage them to devote their best efforts to Grainger's business, thereby advancing the interests of Grainger and its shareholders.

        The 2005 Plan is designed as a flexible share authorization plan. With a flexible share authorization plan, a company's share authorization is based on the least costly award vehicle (generally stock options). The value of an option is compared to a so-called "full value share" (discussed further below) to determine a valuation ratio. The Company has used a binominal model provided by an outside institutional shareholder advisory service to determine its valuation ratio of 1:2.36. This means that every time an option is granted, the authorized pool is reduced by one (1) share and every time a full value share is granted, the authorized pool is reduced by 2.36 shares.

        The 2005 Plan will become effective upon shareholder approval and will terminate ten years later unless terminated sooner.

        A summary of the material features of the 2005 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2005 Plan attached as Appendix B to this proxy statement.

2005 Plan Share Limits

        The maximum number of shares of common stock authorized to be issued under the 2005 Plan is 9.5 million shares (subject to adjustment upon the occurrence of various corporate events as described in the 2005 Plan), all of which shall be new or treasury shares. Also available will be any of the shares already subject to awards granted and outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares). If the 2005 Plan is approved by shareholders, no additional awards will be made after the date of approval under any of the Prior Plans, though awards previously granted under the Prior Plans will remain outstanding in accordance with their terms.

        Shares are counted against the authorization only to the extent they are actually issued. Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant under the 2005 Plan, including those awards granted under Prior Plans. Shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, performance shares, performance units if settled with stock, or other stock-based awards) count against the 2005 Plan's share authorization at a rate of 2.36 to 1, while shares issued as stock options or stock appreciation rights count against the share authorization at a rate of 1 to 1.

        Up to 5 percent of the 2005 Plan's share authorization may be issued pursuant to Full Value Awards without regard to the nature or extent of the applicable restrictions. Additional awards of Full Value Awards may be made only if the awards either vest more slowly than prorated annual vesting over a three-year period or vest based on the attainment of performance goals by reference to a performance period of at least 12 months.

Participant Award Limits

        The 2005 Plan also imposes annual per-participant award limits for employees and executives, starting with calendar year 2005. The annual per-participant limits are as follows:

Award(s)	Annual Limit
Stock Options	600,000 shares, plus any unused limit from prior years
SARs	600,000 shares, plus any unused limit from prior years
Restricted Stock and Restricted Stock Units	200,000 shares, plus any unused limit from prior years
Performance Shares and Performance Units	Value of 200,000 shares, plus any unused limit from prior years
Cash-Based Awards	$6,000,000, plus any unused limit from prior years
Other Stock-Based Awards	200,000 shares, plus any unused limit from prior years

        The number of shares that may be issued or subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee of the Board (the "Committee") to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

        The Committee is responsible for administering the 2005 Plan and has the discretionary power to interpret the terms and intent of the 2005 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Committee made under the 2005 Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Grainger officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) to be recipients of awards.

Eligibility

        Employees of Grainger and its affiliates and/or subsidiaries and nonemployee directors of Grainger who are selected by the Committee are eligible to participate in the 2005 Plan. There are currently approximately 15,000 eligible employees, and nine eligible nonemployee directors.

Types of Awards

        The 2005 Plan provides that the Committee may grant awards of various types. A description of each of the types of awards follows.

        Stock Options.    The Committee may grant both incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") under the 2005 Plan. Eligibility for ISOs is limited to employees of Grainger and its subsidiaries. The exercise price for options cannot be less than the fair market value of Grainger common stock as of the date of grant. The latest expiration date cannot be later than the tenth (10th) anniversary of the date of grant (for an ISO, the fifth (5th) anniversary of the date of grant if the recipient is a more than 10% shareholder). Fair market value under the 2005 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Committee, including by means of a broker-assisted exercise.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") under the 2005 Plan either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of Grainger common stock as of the date of grant. The grant price of an SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth (10th) anniversary of the date of grant.

        Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from Grainger shares of common stock, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.

        Restricted Stock and Restricted Stock Units.    The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

        Performance Share and Performance Unit Awards.    Performance share and performance unit awards may be granted under the 2005 Plan. Performance shares will have an initial value that is based on the fair market value of the stock as of the date of grant. Performance unit awards will have an initial value that is determined by the Committee. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance share and performance unit awards and any other awards granted under the 2005 Plan that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following:

  •
  Net earnings or net income (before or after taxes);

  •
  Earnings per share;

  •
  Net sales or revenue growth;

  •
  Net operating profit;

  •
  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

  •
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  •
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  •
  Gross or operating margins;

  •
  Productivity ratios;

  •
  Share price (including, but not limited to, growth measures and total shareholder return);

  •
  Expense targets;

  •
  Margins;

  •
  Operating efficiency;

  •
  Market share;

  •
  Customer satisfaction;

  •
  Working capital targets; and

  •
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

        The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in Grainger's annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

        Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition,

the Committee has the discretion to make awards that do not qualify as performance-based compensation. Generally, awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

        Covered Employee Annual Incentive Awards.    The Committee may designate the covered employees who will receive an annual incentive award based on a percentage of an incentive pool. The incentive pool is equal to 5 percent (5%) of Grainger's net earnings for the year. The Committee will allocate the pool among the covered employees designated by the Committee; however, no covered employee can receive more than 100 percent (100%) of the incentive pool, and the sum of the incentive pool percentages for all covered employees cannot exceed 100 percent (100%) of the total pool. The Committee cannot adjust these awards upward, but retains the discretion to adjust the awards downward.

        Cash-Based Awards.    The Committee may grant cash-based awards under the 2005 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are consistent with the terms of the 2005 Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Committee's discretion, either in cash or by the delivery of shares of common stock.

        Other Stock-Based Awards.    The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under any other stock-based award will be made in common stock or cash, as determined by the Committee.

Dividend Equivalents

        Unless the Committee determines otherwise, dividend equivalents will be paid with respect to any shares of common stock subject to a Full Value Award that have not actually been issued under the award. Dividend equivalents will not be paid with respect to any option or SAR.

Termination of Employment

        The Committee will determine how each award will be treated following termination of the holder's employment with or service for Grainger, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Treatment of Awards Upon a Change in Control

        In the event of a "change in control" of Grainger, as defined in the 2005 Plan, then unless otherwise provided in an award agreement, any outstanding option or SAR shall become fully exercisable, and any outstanding restricted stock, restricted stock units, other stock-based awards, or other award that was forfeitable shall become nonforfeitable and fully vested, and, to the extent applicable, shall be converted into shares of Grainger common stock. Any payout or conversion of a performance-based award shall be done assuming performance was "at target" for the applicable performance period.

Treatment of Awards Upon Disposition of a Facility or Operating Unit

        If Grainger closes or disposes of a facility or operating unit or sells or otherwise disposes of a subsidiary, then with respect to awards held by participants employed at the facility, unit, or subsidiary, the Committee may, but need not, to the extent consistent with Section 409A of the Internal Revenue Code of 1986 as amended ("Code") (if applicable) (i) accelerate the exercisability of the awards, (ii) remove any restrictions applicable to the awards, and/or (iii) extend for up to five years the period during which the awards may be exercised.

Amendment of Awards or 2005 Plan, and Adjustment of Awards

        The Committee may at any time alter, amend, modify, suspend, or terminate the 2005 Plan or any outstanding award in whole or in part. No amendment of the 2005 Plan will be made without shareholder approval if shareholder approval is required by law. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2005 Plan.

Additional Provisions

        Under no circumstances may a participant transfer an NQSO or an SAR for consideration. Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

        If provided in the award agreement or an associated agreement, a participant's rights to an award may be subject to the participant agreeing to not compete with Grainger or any of its subsidiaries, and to not solicit away Grainger's business or employees. In addition, participants generally shall be subject to nondisclosure and nondisparagement requirements, as well as other requirements consistent with protecting the interests of the shareholders and Grainger. A breach of these restrictions may result in cancellation of awards or the recovery by Grainger of gain realized under an award.

        No deferral of compensation, as defined under Code Section 409A, is permitted under the 2005 Plan. However, the Committee may permit a participant to defer compensation received under the 2005 Plan pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A.

        To comply with the laws in other countries in which Grainger or its affiliates and/or subsidiaries operate or may operate or have employees or directors, the Committee may establish subplans under the 2005 Plan and modify the terms of the awards made to such employees, and directors.

Nonemployee Director Awards

        The 2005 Plan will also be used to grant equity awards to nonemployee directors, so that they too will develop a sense of proprietorship and personal involvement in the development and financial success of Grainger and so that their interests will be more closely aligned with those of Grainger's shareholders.

        No more than 450,000 shares in total may be issued to nonemployee directors, and no nonemployee director may receive an award for more than 10,000 shares in any calendar year.

        Nonemployee directors can be granted any of the awards available under the 2005 Plan except ISOs, which are only available for employees. The Board shall from time to time determine the nature and number of awards to be granted to nonemployee directors.

New Plan Benefits

        The future benefits or amounts that would be received under the 2005 Plan by executive officers, nonemployee directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2005 Plan had been in effect cannot be determined.

Federal Income Tax Consequences

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of stock options under the 2005 Plan under the law in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2005 Plan, nor does it cover state, local, or non-U.S. taxes.

ISOs

        In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two (2) years from the date of grant or within one (1) year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by Grainger as compensation. Any additional gain recognized in the disposition is treated as a capital gain for which Grainger is not entitled to a deduction.

NQSOs

        In general, in the case of an NQSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. For employee optionees, the same amount is deductible by Grainger as compensation, provided that income taxes are withheld from the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Grainger is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of one hundred thousand dollars ($100,000).

Other

        Awards under the 2005 Plan may be subject to tax withholding. Where an award results in income subject to withholding, Grainger may require the participant to remit the necessary taxes to Grainger. Participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld.

        In general, under Code Section 162(m), remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds one million dollars ($1,000,000) for any year. Taxable payments or benefits under the 2005 Plan may be subject to this deduction limit. However, under Code Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder-approved plans and that meet certain other requirements, is exempt from the deduction limitation. The 2005 Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the 2005 Plan.

        Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of stock options, restricted stock and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20 percent (20%) federal tax and may be nondeductible to the corporation.

        The Board recommends a vote FOR the proposal to approve the 2005 Incentive Plan.

        Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting. Broker non-votes and abstentions will have the same effect as votes against the proposal.

Appendix A

W.W. GRAINGER, INC.

Categorical Standards for Director Independence

        Business Transactions.    A director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

        Tax-Exempt Contributions.    A director's independence will not be deemed to be impaired by reason of his or her service as an officer, director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

A-1

Appendix B

W.W. Grainger, Inc.
2005 Incentive Plan

Article 1. Establishment, Purpose, and Duration

  1.1
  Establishment. W.W. Grainger, Inc., an Illinois corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2005 Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

    This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, and Cash-Based Awards.

    This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

  1.2
  Purpose of this Plan. The purpose of this Plan is to attract and retain highly qualified executives, Directors, and Employees, to advance the interests of the Company by giving Employees and Directors a stake in the Company's future growth and success, to strengthen the alignment of interests of Employees and Directors with those of the Company's shareholders through the ownership of Shares, and to provide additional incentives for Employees and Directors to maximize the long-term success of the Company's business.

  1.3
  Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

  2.1
  "Affiliate" shall mean any corporation or any other entity (including, but not limited to, a partnership) that is affiliated with the Company through stock ownership or otherwise.

  2.2
  "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

  2.3
  "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

  2.4
  "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

  2.5
  "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  2.6
  "Board" or "Board of Directors" means the Board of Directors of the Company.

  2.7
  "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

  2.8
  "Change in Control" means any of the following events:

  (i)
  Approval by the shareholders of the Company of:

  (a)
  Any merger, reorganization, or consolidation of the Company or any Subsidiary with or into any corporation or other Person if Persons who were the beneficial owners (as such term is used in Rule 13d-3 under the Exchange Act) of common stock and securities of the Company entitled to vote generally in the election of Directors ("Voting Securities") immediately before such merger, reorganization, or consolidation are not, immediately thereafter, the beneficial owners, directly or indirectly, of at least sixty percent (60%) of the then-outstanding common shares and the combined voting power of the then outstanding Voting Securities ("Voting Power") of the corporation or other Person surviving or resulting from such merger, reorganization, or consolidation (or the parent corporation thereof) in substantially the same respective proportions as their beneficial ownership, immediately before the consummation of such merger, reorganization, or consolidation, of the then-outstanding common stock and Voting Power of the Company;

  (b)
  The sale or disposition of all or substantially all of the consolidated assets of the Company, other than a sale or other disposition by the Company of all or substantially all of its consolidated assets to an entity of which at least sixty percent (60%) of the common shares and the Voting Power outstanding immediately after such sale or other disposition are then beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) by shareholders of the Company in substantially the same respective proportions as their beneficial ownership of common stock and Voting Power of the Company immediately before the consummation of such sale or other disposition; or

  (c)
  A liquidation or dissolution of the Company;

      provided, however, that if the consummation of an event described in this paragraph (i) (a "Transaction") is subject to an Other Party Approval Requirement (as defined below), the approval of such Transaction by the shareholders of the Company shall not be deemed a Change in Control until the first date on which such Other Party Approval Requirement has been satisfied. For this purpose, "Other Party Approval Requirement" means a requirement expressly set forth in a Transaction Agreement (as defined below) between the Company and another Person to the effect that such Person shall obtain the approval of one or more elements of the Transaction by the shareholders, members, partners, or other holders of equity interests of such Person (or of a parent of such Person) prior to the consummation of such Transaction in order to comply with the mandatory provisions of (x) the law of the jurisdiction of the incorporation or organization of such Person (or its parent) or (y) the articles of incorporation or other charter or organizational documents of such Person (or its parent) that are applicable to such

      Transaction. For this purpose, "Transaction Agreement" means a written agreement that sets forth the terms and conditions of the Transaction;

    (ii)
    The following individuals cease for any reason to constitute a majority of the Directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected Director of the Company (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more Directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the Company's Directors then in office whose appointment, election, or nomination for election was previously so approved or recommended of who were Directors on the Effective Date; or

    (iii)
    The acquisition or holding by any person, entity, or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than by any Exempt Person (as such term is defined below), the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of either the Company's then-outstanding common stock or Voting Power; provided that:

    (a)
    No such person, entity, or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary;

    (b)
    No Change in Control shall be deemed to have occurred solely by reason of any such acquisition if both (x) after giving effect to such acquisition, such person, entity, or group has beneficial ownership of less than thirty percent (30%) of the then-outstanding common stock and Voting Power of the Company and (y) prior to such acquisition, at least two-thirds of the Directors described in (and not excluded from) paragraph (ii) of this definition vote to adopt a resolution of the Board to the specific effect that such acquisition shall not be deemed a Change in Control; and

    (c)
    No Change in Control shall be deemed to have occurred solely by reason of any such acquisition or holding in connection with any merger, reorganization, or consolidation of the Company or any Subsidiary which is not a Change in Control within the meaning of paragraph (i)(a) above.

    Notwithstanding the occurrence of any of the events specified in paragraphs (i), (ii), or (iii) of this definition, no Change in Control shall occur with respect to any Participant if (x) the event which otherwise would be a Change in Control (or the transaction which resulted in such event) was initiated by such Participant, or was discussed by him with any third party, without the approval of the Board with respect to such Participant's initiation or discussion, as applicable, or (y) such Participant is, by written agreement, a participant on his own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, such Participant has an equity interest (or a right to acquire such equity interest) in the resulting entity.

  2.9
  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

  2.10
  "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

  2.11
  "Company" means W.W. Grainger, Inc., an Illinois corporation, and any successor thereto as provided in Article 20 herein.

  2.12
  "Consolidated Operating Earnings" means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

  2.13
  "Covered Employee" means any key salaried Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

  2.14
  "Covered Employee Annual Incentive Award" means an Award granted to a Covered Employee as described in Article 12.

  2.15
  "Director" means any individual who is a member of the Board of Directors of the Company.

  2.16
  "Effective Date" has the meaning set forth in Section 1.1.

  2.17
  "Employee" means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

  2.18
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  2.19
  "Exempt Person" means any one or more of the following:

  (i)
  Any descendant of W.W. Grainger (deceased) or any spouse, widow, or widower of any such descendant (any such descendants, spouses, widows, and widowers collectively defined as the "Grainger Family Members");

  (ii)
  Any descendant of E.O. Slavik (deceased) or any spouse, widow, or widower of any such descendant (any such descendants, spouses, widows, and widowers collectively defined as the "Slavik Family Members." The Grainger Family Members and the Slavik Family Members are collectively defined as "Family Members);

    (iii)
    Any trust which is in existence on the Effective Date and which has been established by one or more Grainger Family Members, any estate of a Grainger Family Member who died on or before the Effective Date, and The Grainger Foundation (such trusts, estates, and named entity collectively defined as the "Grainger Family Entities");

    (iv)
    Any trust which is in existence on the Effective Date and which has been established by one or more Slavik Family Members, any estate of a Slavik Family Member who died on or before the Effective Date, Mark IV Capital, Inc., and Mountain Capital Corporation (such trusts, estates, and named Entities collectively defined as the "Slavik Family Entities." The Grainger Family Entities and the Slavik Family Entities are collectively defined as the "Existing Family Entities");

    (v)
    Any estate of a Family Member who dies after the Effective Date or any trust established after the Effective Date by one or more Family Members or Existing Family Entities; provided that one or more Family Members, Existing Family Entities, or charitable organizations which qualify as exempt organizations under Section 501(c) of the Code ("Charitable Organizations"), collectively, are the beneficiaries of at least fifty percent (50%) of the actuarially determined beneficial interests in such estate or trust;

    (vi)
    Any charitable organization which is established by one or more Family Members or Existing Family Entities (a "Family Charitable Organization");

    (vii)
    Any corporation of which a majority of the voting power and a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates, or trusts described in clause (v) above, or Family Charitable Organizations; or

    (viii)
    Any partnership or other entity or arrangement of which a majority of the voting interest and a majority of the economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates, or trusts described in clause (v) above, or Family Charitable Organizations.

  2.20
  "Extraordinary Items" means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company's annual report.

  2.21
  "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.

  2.22
  "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

  2.23
  "Full Value Award" means an Award other than in the form of an NQSO, ISO or SAR, and which is settled by the issuance of Shares.

  2.24
  "Grant Price" means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

  2.25
  "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

  2.26
  "Insider" shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

  2.27
  "Net Earnings" means the Company's net earnings as determined in accordance with generally accepted accounting principles and as reported to the Company's shareholders.

  2.28
  "Net Income" means the consolidated net income before taxes for a Plan Year, as reported in the Company's annual report to shareholders or as otherwise reported to shareholders.

  2.29
  "Nonemployee Director" means a Director who is not an Employee.

  2.30
  "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

  2.31
  "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

  2.32
  "Operating Cash Flow" means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

  2.33
  "Option" means an ISO or an NQSO, as described in Article 6.

  2.34
  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

  2.35
  "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

  2.36
  "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

  2.37
  "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

  2.38
  "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

  2.39
  "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

  2.40
  "Performance Share" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

  2.41
  "Performance Unit" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

  2.42
  "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

  2.43
  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  2.44
  "Plan" means the W.W. Grainger, Inc. 2005 Incentive Plan.

  2.45
  "Plan Year" means the calendar year.

  2.46
  "Prior Plans" means the Company's 1990 Long Term Stock Incentive Plan, as amended April 28, 2004, 2001 Long Term Stock Incentive Plan, as amended April 28, 2004, Director Stock Plan, as amended December 9, 1998, and Office of the Chairman Incentive Plan.

  2.47
  "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

  2.48
  "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

  2.49
  "Share" means a share of common stock of the Company.

  2.50
  "Stock Appreciation Right" or "SAR" means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

  2.51
  "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

  2.52
  "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

  3.1
  General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may consult with attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

  3.2
  Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

  3.3
  Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

  4.1
  Number of Shares Available for Awards.

  (a)
  Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under this Plan (the "Share Authorization") shall be:

  (i)
  9,500,000, of which 9,500,000 shall be eligible to be issued as Incentive Stock Options, plus

  (ii)
  Any Shares subject to outstanding awards under the Prior Plans as of the Effective Date (such Shares numbering approximately 9,200,000 as of such date) that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).

  (b)
  To the extent that a Share is granted pursuant to a Full Value Award, it shall reduce the Share Authorization by two and thirty-six one hundredths (2.36) Shares; and, to the extent that a Share is granted pursuant to an Award other than a Full Value Award, it shall reduce the Share Authorization by one (1) Share.

  (c)
  Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of shares that may be granted to Nonemployee Directors shall be four hundred fifty thousand (450,000) Shares, and no Nonemployee Director may receive Awards subject to more than ten thousand (10,000) Shares in any Plan Year.

  (d)
  Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a) as modified by Section 4.1(b), any Full Value Awards which vest on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of performance goals shall provide for a Performance Period of at least twelve (12) months.

  4.2
  Share Usage. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

  4.3
  Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under this Plan:

  (a)
  Options. The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be six hundred thousand (600,000) plus the amount of the Participant's unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

    (b)
    SARs. The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be six hundred thousand (600,000) plus the amount of the Participant's unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

    (c)
    Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be two hundred thousand (200,000) plus the amount of the Participant's unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

    (d)
    Performance Shares or Performance Units. The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one Plan Year shall be two hundred thousand (200,000) Shares, or equal to the value of two hundred thousand (200,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit for Performance Shares or Performance Units as of the close of the previous Plan Year.

    (e)
    Cash-Based Awards. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed six million dollars ($6,000,000) plus the amount of the Participant's unused applicable Annual Award Limit for Cash-Based Awards as of the close of the previous Plan Year.

    (f)
    Covered Employee Annual Incentive Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 12.

    (g)
    Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be two hundred thousand (200,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

  4.4
  Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, special cash dividend, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

    The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

    Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

  5.1
  Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

  5.2
  Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

  6.1
  Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Section 422).

  6.2
  Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

  6.3
  Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant.

  6.4
  Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

  6.5
  Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

  6.6
  Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

    A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company, or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

    Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

  6.7
  Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

  6.8
  Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

  6.9
  Transferability of Options.

  (a)
  Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

    (b)
    Nonqualified Stock Options. Under no circumstances may a Participant transfer an NQSO to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

  6.10
  Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

  7.1
  Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

    Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

    The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

  7.2
  SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

  7.3
  Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

  7.4
  Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

  7.5
  Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

  7.6
  Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

    The payment upon SAR exercise shall be in Shares.

  7.7
  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

  7.8
  Transferability of SARs. Under no circumstances may a Participant transfer an SAR to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under this Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

  7.9
  Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

  8.1
  Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

  8.2
  Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

  8.3
  Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under this Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

  8.4
  Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

    To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

    Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

  8.5
  Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

    "The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the W.W. Grainger, Inc. 2005 Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from W.W. Grainger, Inc."

  8.6
  Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the

    Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

  8.7
  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

  8.8
  Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Shares/Performance Units

  9.1
  Grant of Performance Shares/Performance Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

  9.2
  Value of Performance Shares/Performance Units. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share as of the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant (for example, the Committee could grant 10,000 units to a participant and determine their value at $1.00 per unit). The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares/Performance Units that will be paid out to the Participant.

  9.3
  Earning of Performance Shares/Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

  9.4
  Form and Timing of Payment of Performance Shares/Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of Shares or in cash (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

  9.5
  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

  9.6
  Transferability of Performance Shares/Performance Units. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under this Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

  10.1
  Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

  10.2
  Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

  10.3
  Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

  10.4
  Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

  10.5
  Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the

    Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

  10.6
  Transferability of Cash-Based and Other Stock-Based Awards. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under this Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

Article 11. Performance Measures

  11.1
  Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

  (a)
  Net earnings or net income (before or after taxes);

  (b)
  Earnings per share;

  (c)
  Net sales or revenue growth;

  (d)
  Net operating profit;

  (e)
  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

  (f)
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  (g)
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  (h)
  Gross or operating margins;

  (i)
  Productivity ratios;

  (j)
  Share price (including, but not limited to, growth measures and total shareholder return);

  (k)
  Expense targets;

  (l)
  Margins;

  (m)
  Operating efficiency;

  (n)
  Market share;

  (o)
  Customer satisfaction;

    (p)
    Working capital targets; and

    (q)
    Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

    Any Performance Measure(s) may be used to measure the performance of the Company, Affiliate, and/or Subsidiary as a whole or any business unit of the Company, Affiliate, and/or Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

  11.2
  Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

  11.3
  Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

  11.4
  Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Covered Employee Annual Incentive Award

  12.1
  Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to five percent (5%) of the Company's Net Earnings for this Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed one hundred percent (100%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

  12.2
  Determination of Covered Employees' Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool based upon the percentage established at the beginning of this Plan Year. Each Covered Employee's incentive award then shall be determined by the Committee based on the Covered Employee's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee's allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 13. Nonemployee Director Awards

The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Dividend Equivalents

Unless otherwise provided by the Committee, dividend equivalents shall be granted for each Full Value Award based on the dividends declared on Shares that are subject to such Full Value Award, to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award is exercised, vests or expires. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may dividend equivalents be granted for any Option or SAR.

Article 15. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 16. Rights of Participants

  16.1
  Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

    Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

  16.2
  Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

  16.3
  Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change in Control

Except as otherwise provided at the time of grant in the certificate, notice or agreement relating to a particular Award, if a Change in Control occurs, then:

(i)
the Participant's Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards, Other Stock-Based Awards, or Covered Employee Annual Incentive Awards that were forfeitable shall, unless otherwise determined by the Committee, become nonforfeitable and, to the extent applicable, shall be converted into Shares; provided, that for any Award which is performance-based, it shall be assumed for purposes of determining such payout or conversion that performance was "at target" for the applicable Performance Period, and

(ii)
any unexercised Option or SAR, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

Article 18. Amendment, Modification, Suspension, and Termination

  18.1
  Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and, if applicable, the New York Stock Exchange Listed Company Manual rules.

  18.2
  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

  18.3
  Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

  18.4
  Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 19. Withholding

  19.1
  Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

  19.2
  Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21. General Provisions

  21.1
  Forfeiture Events.

  (a)
  The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

    (b)
    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

  21.2
  Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

  21.3
  Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  21.4
  Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  21.5
  Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  21.6
  Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

  (a)
  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  (b)
  Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

  21.7
  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  21.8
  Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

  21.9
  Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its

    Affiliates, and/or its Subsidiaries operate or have Employees and/or Directors, the Committee, in its sole discretion, shall have the power and authority to:

    (a)
    Determine which Affiliates and Subsidiaries shall be covered by this Plan;

    (b)
    Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan;

    (c)
    Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

    (d)
    Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

    (e)
    Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

    Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

  21.10
  Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

  21.11
  Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, an Affiliate, or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, an Affiliate, or a Subsidiary, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

  21.12
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

  21.13
  Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Affiliate's or Subsidiary's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

  21.14
  No Deferred Compensation. No deferral of compensation shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A and/or the Secretary of the United States Treasury.

  21.15
  Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

  21.16
  No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or an Affiliate's or a Subsidiary's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or an Affiliate or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

  21.17
  Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Illinois excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

  21.18
  Effect of Disposition of Facility or Operating Unit. In the event that the Company or any of its Affiliates and/or Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its Affiliates and/or Subsidiaries diminish or eliminate ownership interests in any operating unit of the Company or any of its Affiliates and/or Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Affiliates and/or Subsidiaries, then, with respect to Awards held by Participants who subsequent to such event will not be Employees, the Committee may, to the extent consistent with Code Section 409A (if applicable), (i) accelerate the exercisability of Awards to the extent not yet otherwise exercisable or remove any restrictions applicable to any Awards and (ii) extend the period during which Awards will be exercisable to a date subsequent to the date when such Awards would otherwise have expired by reason of the termination of such Participant's employment with the Company or any of its Affiliates and/or Subsidiaries (but in no event to a date later than the expiration date of the Awards or the fifth anniversary of the transaction in which such facility closes or operating unit ceases). If the Committee takes no special action with respect to any disposition of a facility or an operating unit, then the terms and conditions of the Award Agreement and the other terms and conditions of this Plan shall control.

  21.19
  Indemnification. Subject to requirements of Illinois law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

    The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

0945-PS-05

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet	OR	Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/gww		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZWWG21
☒	Please mark votes as in this example.	#WWG
MANAGEMENT RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND 3.
1. Election of Directors. Nominees: (01) Brian P. Anderson, (02) Wilbur H. Gantz, (03) David W. Grainger, (04) William K. Hall, (05) Richard L. Keyser, (06) John W. McCarter, Jr., (07) Neil S. Novich, (08) Gary L. Rogers, (09) James D. Slavik, (10) Harold B. Smith					2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
					3.	Proposal to approve the 2005 Incentive Plan.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES	4.	In their discretion upon such other matters as may properly come before the meeting.
☐	For all nominees except as noted above
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐
					MARK HERE IF YOU PLAN TO ATTEND THE MEETING				☐
					Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such.
Signature:	Date:	Signature:	Date:

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZWWGC2
COMMON PROXY	W.W. GRAINGER, INC.	COMMON PROXY
100 Grainger Parkway, Lake Forest, Illinois 60045-5201
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proxy for Annual Meeting of Shareholders, April 27, 2005

        The undersigned hereby appoints David W. Grainger and Richard L. Keyser, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 27, 2005 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat.

        A majority of said proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3. If authority is given to vote for the election of directors, this proxy may be voted cumulatively for directors as set forth in the proxy statement.

SEE REVERSE SIDE	CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

Table of Contents
INTRODUCTION
ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND BOARD COMMITTEES
DIRECTOR COMPENSATION
OWNERSHIP OF GRAINGER STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD
AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
COMPANY PERFORMANCE
PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL TO APPROVE THE 2005 INCENTIVE PLAN
Appendix A
Appendix B